UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3056

TRIDAN CORP
(Exact name of registrant as specified in charter)

c/o Kantor, Davidoff et al. 415 Madison Avenue, 16th Floor, New York, NY 10017
(Address of principal executive offices)

I. Robert Harris, c/o Kantor, Davidoff, et al. 415 Madison Avenue, 16th Floor, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 239-0515

Date of fiscal year end:	April 30, 2015

Date of reporting period:	April 30, 2015

Item 1.	Reports to Stockholders.

Attached on the following pages is a copy of the registrant’s annual report as of April 30, 2015 transmitted to stockholders.

TRIDAN CORP.
P.O. Box 634, New City, N.Y. 10956 (212) 239-0515

ANNUAL REPORT

June 30, 2015

Dear Shareholder:

I am pleased to provide this annual report of Tridan Corp. for the fiscal year ended April 30, 2015, including the enclosed audited financial report for that period and for the corresponding period in 2014.  Also enclosed are the notice of meeting, proxy statement for this year’s annual shareholders meeting on July 21, 2015, form of proxy, and the company’s privacy policy.

A schedule of the company’s portfolio holdings at April 30, 2015, consisting entirely of municipal obligations, is included in the financial report.  The company invests exclusively in non-voting securities.  The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.  They may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The net asset value per share at April 30, 2015 was $12.52, compared with $12.56 at April 30, 2014.  Net investment income per share was $.22, for the year ended April 30, 2015, compared with $.26 for the year ended April 30, 2014.  Distributions to shareholders amounted to $.26 per share for fiscal 2015, compared to $.33 for fiscal 2014.

At the company’s last annual meeting on July 15, 2014, the reappointment of WeiserMazars LLP as the company’s auditors for the fiscal year ending April 30, 2015 was ratified by the shareholders as follows:

Shares Voted For	2,609,192.6610
Shares Voted Against	None
Shares Abstaining	None

TRIDAN CORP.
June 30, 2015
Page –2–

Also at the last annual meeting, the incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

	Shares Voted For	Shares Withheld

Mark Goodman	2,608,918.4320	274.2290
Peter Goodman	“	“
Paul Kramer	“	“
Jay S. Negin	“	“
Warren F. Pelton	“	“
Russell J. Stoever	“	“

The following Tables A and B set forth information concerning the directors, and Table C sets forth information concerning non-director officers of the company.  The
Table A directors (Mark Goodman, Peter Goodman and Warren Pelton) are “interested persons” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B directors (Messrs. Kramer, Negin and Stoever) are not.  Peter Goodman is an “interested person” because he is an officer and holder of more than 5% of the shares of the company, Mark Goodman because he is Peter Goodman’s son, and Warren Pelton because he is an officer of the company.

Table A

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Interested Persons:

Mark Goodman (Son of Peter Goodman) 7 Porters Cove Road Hingham, MA 02043 Age 61	Director	1999	Pianist and Teacher	1	None

Peter Goodman 65 Wendover Road Rye, NY 10580 Age 89	Director and President	1980	President, Tridan Corp.	1	None

Warren Fred Pelton 6079 Fairway Court Naples, FL 34110 Age 77	Director, Vice- President and Treasurer	1988	Consultant	1	None

TRIDAN CORP.
June 30, 2015
Page –3–
Table B

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Disinterested Persons:

Paul Kramer 330 East 33rd Street, #20C New York, NY 10016 Age 83	Director and Audit Committee Chairman	2004	Financial Advisory Services; Partner, Kramer Love & Cutler, LLP (certified public accountants)	1	None

Jay Stanley Negin 6 Demarest Court Englewood Cliffs, NJ 07632 Age 84	Director and Audit Committee Member	1985	Investor	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age 70	Director and Audit Committee Member	1995	Vice-President, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Table C

Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held

Non-director Officers:

I. Robert Harris 415 Madison Avenue 16th Floor New York, NY 10017 Age 83	Secretary and Chief Compliance Officer	Attorney	None	None

TRIDAN CORP.
June 30, 2015
Page –4–

The board of directors governs the Company and is responsible for protecting the interests of shareholders.  The directors meet periodically throughout the year to oversee the Company’s activities and review its performance.  Each of the directors is committed to regular and active participation in board and committee meetings.  The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders.  Information about the specific experience, skills, attributes and qualifications of each director is provided below.

Peter Goodman – Mr. Goodman is the principal shareholder, a director and chief executive officer of Tridan Corp., and also held those positions in its wholly-owned subsidiary Danskin, Inc. prior to sale of the business in 1980 and Tridan’s conversion to an investment company.  He is skilled in business, thoroughly familiar with the company’s history and its activities, and has had extensive experience in securities investments, including municipal bonds.

Jay S. Negin – Mr. Negin has been a director of the Company since 1985.  He is an attorney and certified public accountant, although not practicing those professions.  He has had extensive activity and experience in the municipal bond field, and participates actively in the board’s analysis and consideration of Tridan’s portfolio positions and transactions.

Warren F. Pelton – Mr. Pelton has been a director since 1988.  He was a shareholder of Tridan Corp. and chief financial officer of Tridan and its subsidiary Danskin, Inc. prior to Tridan’s conversion to an investment company in 1980.  He has had extensive experience over many years as a private management consultant and is skilled in financial planning.

Russell J. Stoever – Mr. Stoever has been a director since 1995.  He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer.  He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance.  He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser.  Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

Mark Goodman – Mr. Goodman has been a director since 1999.  He is the son of Peter Goodman, and has been a shareholder of Tridan since before its 1980 conversion to an investment company.  He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

Paul Kramer – Mr. Kramer has been a director since 2004.  He has extensive experience as a certified public accountant and is expert in the fields of corporate governance, executive management, corporate restructuring, audit committee functions and related activities.  He has served on the board of directors of a number of publicly-held corporations over the years.  Mr. Kramer brings his skill and leadership abilities to his positions as a director and as chairman of Tridan’s audit committee.

TRIDAN CORP.
June 30, 2015
Page –5–

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director, plus an additional $5,000 to Paul Kramer as chairman of the audit committee.  The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any option, warrants or other rights to purchase securities.

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $24,000 during fiscal 2015 (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the Company, is a member).

Additional information about directors may be requested by any shareholder without charge, by telephoning the company’s secretary, I. Robert Harris, collect at 212-682-8383, extension 739.

Sincerely

TRIDAN CORP.

/S/ Peter Goodman

Peter Goodman, President

Tridan Corp.
Financial Statements
April 30, 2015 and 2014

Tridan Corp. Contents April 30, 2015 and 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Tridan Corp.

We have audited the accompanying statements of assets and liabilities of Tridan Corp. (the “Company”), including the schedules of investments in municipal obligations, as of April 30, 2015 and 2014, and the related statements of operations for the years then ended, the statement of changes in net assets for each of the three years in the three-year period ended April 30, 2015, and the financial highlights (see Note 7) for each of the five years in the five-year period ended April 30, 2015. These financial statements and financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned, as of April 30, 2015 and 2014, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tridan Corp. as of April 30, 2015 and 2014, the results of its operations for the years then ended, the changes in its net assets for each of the three years in the three-year period ended April 30, 2015, and its financial highlights for each of the five years in the five-year period ended April 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ WeiserMazars LLP
New York, NY

June 24, 2015

Tridan Corp.
Statements of Assets and Liabilities
April 30, 2015 and 2014

	2015	2014
Assets
Investments in municipal obligations, at fair value (original cost - $37,866,607 and $37,282,667, respectively)(amortized cost - $36,118,616 and 35,667,040, respectively)	$38,234,355	$37,906,953
Cash and cash equivalents	70,099	541,730
Prepaid expenses and other current assets	3,719	3,719
Accrued interest receivable	497,132	497,593

Total assets	38,805,305	38,949,995

Liabilities
Accrued liabilities:
Accrued investment advisory and custodian fees	39,710	66,469
Accrued fees - affiliate	18,502	19,242
Accrued other	11,750	11,750
Common stock redemption payable	5,416	9,212

Total liabilities	75,378	106,673

Net assets	$38,729,927	$38,843,322

Analysis of net assets
Common stock, at $.02 par value, 6,000,000 shares authorized	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock	(1,256,381)	(1,250,964)
Distributable earnings:
Over distributed net investment income	(5,472)	(25,921)
Undistributed capital gains (losses)	(4,252)	-
Unrealized appreciation of investments, net	2,115,736	2,239,911

Net assets [equivalent to $12.52 and $12.56 per share, respectively, based on 3,093,214.0582 shares and 3,093,646.6357 shares of common stock outstanding, respectively]	$38,729,927	$38,843,322

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2015 and 2014

	2015			2014
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
Insured
Ardsley New York Union Free
School District Unlimited Tax
4.0% due June 15, 2016	$460,000	$462,296	$478,368	$460,000	$464,486	$494,242

Village of Briarcliff Manor New York
Pub Impt Unlimited Tax
5.0% due September 1, 2017	215,000	220,508	235,799	215,000	223,266	244,967

Brookhaven NY Unlimited Tax
5.0% due November 15, 2019	450,000	495,510	524,277	450,000	505,517	539,015

Clarkstown NY Central School District
Strict BDS 2004 Unlimited Tax
(Par Call April 15, 2014 @100)
5.25% due April 15, 2015	-	-	-	35,000	35,185	35,152

City of New York Transitional
Fin Bldg Aid Rev Fiscal 2007
5.0% due July 15, 2016	750,000	759,201	792,623	750,000	766,799	823,920

N.Y.S. Dormitory Authority Revs
Non St Supported Debt Sch Dist Fing Prog
(Par Call October 1, 2017 @100)
5.0% due October 1, 2018	430,000	439,050	474,329	430,000	442,783	481,501

N.Y.S. Dormitory Authority Revs
Non St Supported Debt Sch Dist Fing Prog
(Par Call October 1, 2017 @100)
5.0% due October 1, 2019	585,000	596,098	645,308	585,000	600,675	647,203

N.Y.S. Dormitory Authority Revs
Non St Supported Debt Insd Sien College
(Par Call July 1, 2016 @100)
5.0% due July 1, 2020	1,000,000	1,017,819	1,054,280	1,000,000	1,023,875	1,091,360

N.Y.S. Dormitory Authority Revs
Non St Supported Debt St Johns Univ - Insd
5.25% due July 1, 2021	1,000,000	1,051,691	1,189,340	1,000,000	1,060,025	1,180,200

N.Y.S. Dormitory Authority Revs
City University Sys Ref Cons 5th Gen
5.5% due July 1, 2019	1,000,000	1,038,063	1,165,910	1,000,000	1,047,406	1,197,680

N.Y.S. Dormitory Authority Revs
Supported Debt Mental Health Svcs Facs
Impt (Par Call February 15, 2015 @100)
5.0% due February 15, 2021	-	-	-	1,035,000	1,040,884	1,074,568

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2015 and 2014

	2015			2014
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Insured (continued)
N.Y.S. Dormitory Authority Revs
5.5% due May 15, 2018	$1,155,000	$1,197,015	$1,304,965	$1,155,000	$1,210,855	$1,351,027

N.Y.S. Local Govt Assistance Corp Ref:
5.5% due April 1, 2017	195,000	194,182	208,521	240,000	247,916	264,331

N.Y.S. Local Govt Assistance Corp Ref:
5.5% due April 1, 2017	575,000	610,316	614,871	700,000	747,731	770,966

Pleasantville New York Public Impt
Unlimited Tax
5.0% due January 1, 2016	440,000	443,345	454,242	440,000	447,658	473,950

Commonwealth of Puerto Rico
Highway Transportation Auth Rev Ref
6.25% due July 1, 2016	175,000	178,908	181,068	175,000	184,081	182,537

Commonwealth of Puerto Rico
Highway Transportation Auth Rev Ref
Pre-Refunded
6.25% due July 1, 2016	10,000	10,272	10,684	10,000	10,442	11,276

Sales Tax Asset Receivable Corp New York
(Par Call October 15, 2014 @100)
5.0% due October 15, 2021	-	-	-	200,000	172,658	204,380

Queensbury NY Union Free School
District Ref Unlimited Tax
4.0% due December 15, 2018	225,000	240,120	245,837	225,000	244,286	252,743

Sachem Central School District
NY Holbrook Ref Unlimited Tax
5.25% due October 15, 2019	500,000	520,969	582,605	500,000	525,642	601,030

Sales Tax Receivable Corp
NY Public Impt.
(Par Call October 15, 2014 @100)
5.0% due October 15, 2017	-	-	-	275,000	279,757	281,023

Hilton NY Central School District
Unlimited Tax
4.0% due June 15, 2019	500,000	552,246	548,070	500,000	564,900	561,405

Bethlehem NY Central School District
Unlimited Tax
4.0% due January 15, 2021	500,000	545,546	557,230	500,000	553,511	558,850

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2015 and 2014

	2015				2014
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value

Insured (continued)
Rockville Center NY
Limited Tax
4.0% due June 15, 2022	$200,000	$225,381	$224,690		$200,000	$228,927	$222,131

Rhinebeck NY Central School District
Unlimited Tax
(Par Call June 15, 2023)
4.0% due June 15, 2025	535,000	587,613	589,233		535,000	594,080	577,178
	10,900,000	11,386,149	12,082,250		12,615,000	13,223,345	14,122,635
			31.2	%(*)			36.4	% (*)
Revenue Backed
City of New York NY Municipal Water
Fin Auth Wtr. & Sewer Rev Fiscal 2009
(Par Call June 15, 2018 @100)
5.625% due June 15, 2024	1,000,000	994,868	1,144,470		1,000,000	993,721	1,182,240

(Par Call June 15, 2019 @100)
5.0% due June 15, 2027	500,000	512,500	570,400		500,000	515,528	571,290

City of New York Transitional Finance
Auth Rev Sub Future Tax Secured
(Par Call November 1, 2019 @100):
5.0% due November 1, 2020	500,000	530,464	583,950		500,000	536,608	591,620

5.0% due November 1, 2021	1,000,000	1,059,847	1,167,900		1,000,000	1,072,823	1,183,240

Greece NY Central School District
Unlimited Tax
(Par Call December 15, 2022 @100)
5.0% due December 15, 2023	500,000	575,589	605,360		500,000	585,231	586,830

Nassau County New York
Gen. Impt. Unlimited tax
(Par Call October 1, 2020 @100)
4.0% due October 1, 2022	550,000	570,828	600,089		550,000	574,892	581,971

N.Y.S. Dormitory Authority
St. Pers. Income Tax Rev. Ed.
(Par Call March 15, 2018 @100)
5.0% due March 15, 2022	750,000	768,569	833,093		750,000	776,523	857,940

(Par Call March 15, 2018 @100)
5.5% due March 15, 2025	500,000	545,876	641,015		500,000	550,517	628,790

5.5% due March 15, 2026	200,000	254,679	255,370		200,000	259,703	251,916

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2015 and 2014

	2015			2014
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Revenue Backed (continued)
N.Y.S. Dormitory Authority
Mental Health Services FACS
(Par Call August 15, 2020 @100)
5.0% due August 15, 2023	$420,000	$424,463	$487,406	$420,000	$425,443	$480,480

N.Y.S Dormitory Authority
Revs. Nonst. Supported debt
(Par Call July 1, 2018 @100)
5.0% due July 1, 2029	300,000	300,000	337,842	300,000	300,000	337,686

New York Environmental Facilities Corp
Pollution Control Rev St Water NYC 02
(Par Call June 15, 2016 @100)
5.0% due June 15, 2018	1,000,000	1,007,546	1,054,380	1,000,000	1,014,102	1,097,010

New York NY Unlimited Tax
5.0% due August 1, 2023	510,000	548,765	592,569	510,000	556,135	586,973

N. Y.S. Thruway Authority
St Pers Income Tax Rev Transn
5.25% due March 15, 2019	750,000	775,088	862,440	750,000	781,560	888,698

N.Y. Unlimited Tax
5.0% due August 1, 2026	350,000	353,076	400,495	350,000	353,785	403,701

N.Y.S. Urban Development Corp.
Rev. Ref. Svc. Contract
(Par Call August 1, 2019)
5.0% due January 1, 2017	225,000	232,196	241,655	225,000	236,503	251,114

Port Authority of New York and New Jersey
(Par Call October 1, 2016 @100)
5.0% due October 1, 2027	300,000	301,633	318,051	300,000	302,885	326,688

5.375% due March 1, 2028	150,000	154,022	186,063	150,000	154,335	178,472

(Par Call January 15, 2016 @100)
5.0% due July 15, 2030	200,000	199,961	206,000	200,000	199,909	211,494

Starpoint NY Central School District
Ref Unlimited Tax
5.0% due June 15, 2018	850,000	936,142	951,235	850,000	963,317	977,679

State of New York Local Government
Assistance Corp. SR. Lien Refunding Bonds
(Par Call April 1, 2018 @100)
5.0% due April 1, 2019	200,000	206,704	223,410	200,000	209,782	230,424

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2015 and 2014

	2015			2014
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Revenue Backed (continued)
Clarkstown NY Central
School District
4.0% due May 15, 2019	$500,000	$550,135	$554,560	$500,000	$562,351	$563,740

Wantagh NY Union
Free School District
5.0% due September 1, 2021	550,000	635,067	658,201	550,000	648,473	664,543

Central Islip NY Union Free
School District Ref Unlimited
5.0% due July 15, 2022	750,000	901,620	908,445	750,000	922,559	901,838

Syosset NY Central School
5.0% due December 15, 2022	125,000	142,828	150,866	125,000	145,412	149,616

Brentwood NY UN Free School
District RED Unlimited
5.0% due January 15, 2023	430,000	480,225	523,297	430,000	487,025	521,774

Battery Park City NY
5.0% due January 15, 2029	140,000	157,093	165,367	140,000	159,318	162,249

Connetquot NY Central School
District Unlimited Tax
5.0% due January 15, 2024	400,000	446,451	491,028	400,000	451,780	483,988

Syosset NY Central School District
5.0% due December 15, 2022	435,000	490,043	519,855	435,000	496,695	506,623

5.0% due December 15, 2022	300,000	333,863	356,175	300,000	337,955	346,632

NYC Transitional Fin Auth
Rev Future Tax
5.0% due November 1, 2026	550,000	608,729	653,180	550,000	616,546	635,729

Util Debt Securitization
5.0% due December 15, 2028	500,000	550,325	590,990	500,000	556,375	587,160

Western Nassau CNTY WTR Auth Ser A
(Par call April 01, 2025 @ 100)
5.0% due April 01, 2028	100,000	118,232	116,651	-	-	-

Thompkins CNTY- NY Ref- Public
IMPT-SER
(Par call December 15, 2024 @ 100)
5.0% due December 15, 2027	500,000	615,250	607,430	-	-	-

Gates Chili NY Sch Dstr Unlimited Tax
(Par call June 15, 2025 @ 100)
5.0% due June 15, 2027	200,000	250,213	245,154	-	-	-

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2015 and 2014

	2015				2014
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value

Revenue Backed (continued)
Mattituck Cutchogue NY UN Ser A
(Par call July 15, 2025 @ 100)
5.0% due July 15, 2027	$365,000	$450,349	$444,077		$-	$-	$-

Halfmoon NY REF PUB Limited Tax
(Par call June 15, 2025 @ 100)
5.0% due June 15, 2027	280,000	345,543	340,693		-	-	-

Putnam County Ref LTD Tax
(Par call January 01, 2026 @ 100)
5.0% due Januyary 01, 2027	135,000	169,084	166,629		-	-	-

Mattituck Cutchogue NY Ser A
(Par call July 15, 2025 @ 100)
5.0% due July 15, 2026	280,000	348,617	344,336		-	-	-

Build NYC Resource Corp NY
Rev United Jewish Appeal
(Par call July 01, 2024 @ 100)
5.0% due July 01, 2025	320,000	384,020	391,206		-	-	-

Saratoga Springs NY Ref Public
IMPT Unlimited Tax
(Par Call February 15, 2023 @ 100)
5.0% due February 15, 2025	225,000	267,123	272,592		-	-	-

Buffalo & Ft. Erie NY Public
IMPT Unlimited Tax
5.0% due January 01, 2025	410,000	484,718	494,025		-	-	-

Bayport-Blue Point NY UN Free
School Dist Ref Unlimited
5.0% due September 15, 2024	250,000	304,597	311,553		-	-	-

Rensselaer County NY Unlimited Tax
5.0% due September 01, 2024	100,000	124,814	124,754		-	-	-

North Babylon NY UN Free School Dist
(Par call August 1, 2022 @ 100)
5.0% due August 01, 2023	250,000	291,915	299,308		-	-	-

Onandaga County NY Ref
Unlimited Tax
5.0% due March 15, 2024	285,000	336,527	349,731		-	-	-
	19,135,000	21,040,197	22,343,296		15,435,000	16,747,791	17,930,148
			57.7	%(*)			46.2	%(*)
Pre-refunded
Triborough Bridge & Tunnel Authority NY
General Purpose Revs
(Escrowed to Maturity)
5.5% due January 1, 2017	450,000	448,800	470,858		590,000	591,766	636,079

Starpoint NY Central School District
Ref Unlimited Tax
5.0% due June 15, 2020	250,000	285,130	292,955		250,000	291,973	293,527
	700,000	733,930	763,813		840,000	883,739	929,606
			2.0	%(*)			2.4	%(*)

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2015 and 2014

	2015				2014
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value

General Obligations
Plainview Old Bethpage New York Central
School District Ref Unlimited Tax
5.0% due December 15, 2020	$250,000	$270,843	$296,195		$250,000	$274,544	$300,298

Riverhead NY Limited Tax
4.0% due June 1, 2021	1,005,000	1,098,358	1,139,831		1,005,000	1,113,680	1,138,203
	1,255,000	1,369,201	1,436,026		1,255,000	1,388,224	1,438,501
			3.7	%(*)			3.7	%(*)
Short-term
Pawling NY Central School District
Ref. Unlimited Tax
4.0% due November 15, 2015	330,000	334,508	336,607		330,000	342,775	348,058

Cold Spring Hbr. NY Central School District
Ref. Unlimited Tax
5.0% due February 1, 2016	100,000	100,601	103,528		100,000	104,142	108,004

Niagara Falls Bridge Commission
NY Toll Rev Highway Impts
5.25% due October 1, 2015	65,000	66,226	65,901		435,000	439,057	443,348

Cattaraugus County NY Public
Impt Ref Unlimited Tax
(Par Call June 1, 2013 @100)
5.0% due June 1, 2015	275,000	271,791	276,117		275,000	274,357	276,077

Village of Briarcliff Manor New York
Pub Impt Unlimited Tax
5.0% due September 1, 2015	310,000	312,456	314,950		310,000	314,980	329,539

Bethlehem NY Central School District
Ref Unlimited Tax
5.0% due November 1, 2015	500,000	503,557	511,867		500,000	508,401	535,075

Ardsley New York Union Free
School District Unlimited Tax
5.0% due June 15, 2014	-	-	-		415,000	415,311	417,476

Unadilla Valley New York Central School
District Ref Unlimited Tax
4.0% due June 15, 2014	-	-	-		500,000	501,327	502,330

Cattaraugus County NY Public
Impt Ref Unlimited Tax
(Par Call June 1, 2013 @100)
5.0% due June 1, 2014	-	-	-		275,000	273,566	276,117

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2015 and 2014

	2015				2014
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value

Short-term (continued)
Erie County NY Indl Dev Agency
Sch Fac Rev Sch Dist Buffalo Proj
5.0% due May 1, 2014	-	-	-		250,000	250,025	250,039
	1,580,000	1,589,139	1,608,970		3,390,000	3,423,941	3,486,063
			4.2	%(*)			9.0	%(*)
	$33,570,000	$36,118,616	$38,234,355		$33,535,000	$35,667,040	$37,906,953
			98.7	%(*)			97.6	%(*)

(*)	Represents percentage of net assets.

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Operations
Years Ended April 30, 2015 and 2014

	2015	2014
Investment income

Interest	$1,645,276	$1,669,519

Amortization of bond premium and discount - net	(427,988)	(445,029)

Total investment income	1,217,288	1,224,490

Expenses

Investment advisory fees	108,909	110,103

Custodian fees	7,634	7,615

Professional fees	130,825	132,580

Directors' fees	77,000	77,000

Administrative and accounting	72,000	72,000

Insurance and other expenses	14,999	13,058

Total expenses	411,367	412,356

Net investment income	805,921	812,134

Realized and unrealized gain on investments

Net realized gain on investments	14,623	191,544

Net unrealized (depreciation) appreciation on investments	(124,175)	(990,479)

Net realized and unrealized gain (loss) on investments	(109,552)	(798,935)

Net increase in net assets resulting from operations	$696,369	$13,199

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Changes in Net Assets
Years Ended April 30, 2015, 2014 and 2013

	2015	2014	2013

Change in net assets resulting from operations

Net investment income	$805,921	$812,134	$877,613

Net realized gain on investments	14,623	191,544	27,167

Unrealized (depreciation) appreciation on investments	(124,175)	(990,479)	(55,888)

Net increase in net assets resulting from operations	696,369	13,199	848,892

Distributions to shareholders from
Net investment income	(785,471)	(829,832)	(867,805)
Capital gains	(18,876)	(191,544)	-

Redemptions of shares
432.5775 shares, 2,607.1877 shares and
5,625.2271 shares, respectively	(5,417)	(32,794)	(72,430)

Total (decrease) increase	(113,395)	(1,040,971)	(91,343)

Net assets
Beginning of year	38,843,322	39,884,293	39,975,636

End of year	$38,729,927	$38,843,322	$39,884,293

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Notes to Financial Statements
April 30, 2015 and 2014

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the "Company"), a closed‑end, non‑diversified management investment company, registered under the Investment Company Act of 1940, in the preparation of its financial statements.

Basis of Presentation

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services - Investment Companies.

Recently issued accounting standards

In May 2015, the FASB issued ASU No. 2015-07, “Fair Value Measurement (Topic 820) – Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent).”  ASU No. 2015-07 removes the requirement to include investments in the fair value hierarchy for which the fair value is measured at NAV using the practical expedient under “Fair Value Measurements and Disclosures (Topic 820).”  ASU No. 2015-07 is effective for annual reporting periods beginning December 15, 2015, including interim periods within the reporting period.  ASU No. 2015-07 is required to be applied retrospectively to all periods presented beginning in the year of adoption. Since ASU No. 2015-07 will only impact the Company’s disclosures; adoption will not affect the Company’s financial conditions, results of operations, or cash flows.

Acquisition and valuation of investments

Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securi-ties acquired/sold is included in income from/to the settlem-ent date.  Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company's investments in municipal obligations have been determined based on the bid price of the obligation.  Securities for which quotations are not readily available are valued at fair value as determined by the board of directors.  There were no securities valued by the board of directors, for which quotations were not readily available, as of April 30, 2015 and 2014.

Amortization of bond premium or discount

In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation.

Tridan Corp.
Notes to Financial Statements
April 30, 2015 and 2014

Income taxes

It is the Company's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no income tax provision is required.

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded.

The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments; however, the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Generally, the Company’s tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed.

Interest income from municipal investments is exempt from Federal and state income taxes.

Distributions to shareholders

Dividends to shareholders from net investment income, if any, are paid quarterly.  Distribution of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Cash and cash equivalents

The Company considers all investments that can be liquidated within ninety days to be cash equivalents.

Use of estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Significant estimates are used in determining the fair value of investments.

Tridan Corp.
Notes to Financial Statements
April 30, 2015 and 2014

Concentration of credit risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments.  The Company maintains all of its cash on deposit in one financial institution.  The cash and cash equivalent balance at April 30, 2015 was approximately $70,000.  The value of the Company's investments may be subject to possible risks involving, among other things, the continued credit worthiness of the various state and local government agencies and public financing authorities underlying its investments.

Fair value of financial instruments

The carrying amounts for accrued interest receivables and accrued liabilities reflected in the financial statements approximate fair value because of the short maturities of these items.  The company accounts for its investments in municipal obligations in accordance with the accounting guidance for investment companies (FASB ASC 946).  See Note 1 “Acquisition and Valuation of Investments” for a description of the valuation methodology which is unchanged as of April 30, 2015 and 2014.  FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements.  The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

The levels of the fair value hierarchy are as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing a company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Tridan Corp.
Notes to Financial Statements
April 30, 2015 and 2014

The Company’s investments in municipal obligations are all considered as Level 2 instruments.

The following table presents the Company’s financial assets that are measured at fair value as of April 30, 2015 and 2014:

	Quoted Prices for Identical Instruments in Non-active Markets (Level 2)
	April 30,
	2015	2014

Investments in municipal obligations	$38,234,355	$37,906,953
Total investments at fair value	$38,234,355	$37,906,953

The Company utilizes quoted market prices for it securities owned, when available.  Instruments classified as Level 2 are valued using industry-standard models or other valuation methodologies calibrated to observable market inputs.  These models consider various assumptions regarding the security or securities with similar characteristics, such as trade data, bid price or spread, two sided markets, quotes, benchmark curves, and market data feeds, as well as other measurements.

2.	Cash and Cash Equivalents

Cash and cash equivalents consist of the following:

	April 30,
	2015	2014

Cash – demand deposits	$70,099	$541,730

3.	Accrued Liabilities

Accrued liabilities consist of the following at:

	April 30,
	2015	2014

Accrued investment advisory and custodian fees (a)	$39,710	$66,649
Accrued fees - affiliate (b)	$18,502	$19,242
Accrued other:
Accrued audit fees (c)	$11,750	$11,750
Accrued administrative and accounting expenses	-0-	-0-
	$11,750	$11,750

Tridan Corp.
Notes to Financial Statements
April 30, 2015 and 2014

(a)
The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investment-s.  The annual advisory fee is .28 of one percent and the custody fee is .02 of one percent of the net assets under management.  The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)
For the years ending April 30, 2015 and 2014, the Company incurred legal fees of approximately $83,000 and $86,000, respectively, for professional fees paid to the law firm of which an officer of the Company is a member.

(c)	For the years ending April 30, 2015 and 2014, the Company incurred audit fees of approximately $47,000 each year.

4.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $4,530,000 and $3,665,000, respectively, for the year ended April 30, 2015, and $5,437,000 and $1,984,000, respectively, for the year ended April 30, 2014.

The U.S. Federal income tax basis (aggregate cost) of the Company’s investments, at April 30, 2015 and 2014, was approximately $36,118,000 and $35,667,000, respectively, and net unrealized appreciation, at April 30, 2015 and 2014, for U.S. Federal income tax purposes was approximately $2,116,000 and $2,240,000, respectively (gross unrealized appreciation of approximately $2,219,000 and $2,278,000, respectively; gross unrealized depreciation of approximately $103,000 and $38,000, respectively).

5.	Common Stock, Share Redemption Plan and Net Asset Values

At April 30, 2015 and 2014, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to 30,432 shares and 30,865 shares, respectively, of outstanding common stock, at April 30, 2015 and 2014.  The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death.  Shares are redeemed at the net asset value per share, based on fair value, as of the end of the Company's fiscal quarter in which the request for redemp-tion is received.  At April 30, 2015 and 2014, 105,885.9418 shares ($1,256,381) and 105,453.3643 shares ($1,250,964), respectively, had been redeemed under this plan.

Tridan Corp.
Notes to Financial Statements
April 30, 2015 and 2014

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period.

The net asset values per share and the shares outstanding are as follows:

	April 30,
	2015	2014

Net asset value	$12.52	$12.56
Shares outstanding at:
April 30, 2015	3,093,214.0582
April 30, 2014	3,093,646.6357

6.	Distributions

During the years ended April 30, 2015, 2014 and 2013, distributions of $804,347 ($.26 per share), $1,021,376 ($.33 per share) and $867,805 ($.28 per share), respectively, were declared and paid to shareholders, substantially all of which were exempt from Federal income taxes.

The tax character of distributions paid during the years ending April 30, 2015, 2014 and 2013 is as follows:

	2015	2014	2013
Distributions paid from investment income:
Tax-exempt investment income, net	$785,471	$829,832	$867,805
Capital gains	18,876	191,544	-

	$804,347	$1,021,376	$867,805

As of April 30, 2015, 2014 and 2013, the components of distributable earnings on a tax basis are as follows:

	2015	2014	2013

Over-distributed tax-exempt investment income, net	$(5,472)	$(25,921)	$(21,970)
Over-distributed taxable investment income	-	-	-
Over-Undistributed capital gains (losses)	(4,252)	-	13,568
Unrealized appreciation of investments, net	2,115,736	2,239,911	3,230,390

	$2,106,012	$2,213,990	$3,222,168

Capital loss carryforwards as of April 30, 2015 and 2014 were $4,252 and $0, respectively. The Company had no capital reclassification related to permanent book/tax differences for years ending April 30, 2015, 2014 and 2013.  There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the years ended April 30, 2015 and 2014.

Tridan Corp.
Notes to Financial Statements
April 30, 2015 and 2014

7.	Financial Highlights

Selected per share data and ratios are as follows:

	For the Years Ended April 30,
	2015	2014	2013	2012	2011
Per share operating performance:
(For a share of common stock outstanding throughout the year):

Net asset value, beginning of year	$12.56	$12.88	$12.89	$12.33	$12.32

Income from investment operations:
Net investment income	.26	.26	.28	.31	.31
Net realized and unrealized gain (loss) on investments	(.04)	(.26)	(.01)	.55	.02
Total from investment operations	.22	-0-	.27	.86	.33
Less distributions:
Dividends (from net investment income)	(.25)	(.27)	(.28)	(.30)	(.32)

Capital gains	(.01)	(.06)	(.00)	(.00)	(.00)
Total distributions	(.26)	(.33)	(.28)	(.30)	(.32)
Net asset value - end of year	$12.52	$12.56	$12.88	$12.89	$12.33
Per share market value - end of year	$12.52	$12.56	$12.88	$12.89	$12.33

*Total investment return	1.75%	0.00%	2.10%	6.97%	2.68%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	38,730	$38,843	$39,884	$39,976	$38,251
Ratio of expenses to average net assets	1.06%	1.05%	1.04%	1.01%	1.07%

Ratio of net investment income to average net assets	2.08%	2.06%	2.20%	2.43%	2.51%

Portfolio turnover rate	9.41%	12.41%	4.87%	12.16%	15.16%

Average (simple) number of shares outstanding (in thousands)	3,093	3,095	3,099	3,102	3,104

* Total investment return is calculated by dividing the change in market value of a share of common stock during the year, assuming the reinvestment of dividends on the payment date, by the per share market value at the beginning of the year and has been recalculated for all prior periods presented.

Item 2.	Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other person required by applicable SEC rules.  The code of ethics was in effect as of the end of the period covered by this report.  During that period, there were no amendments to the code, and no waivers were granted to anyone from any provision of the code.  A copy of the registrant’s code of ethics is incorporated by reference to Exhibit 1 to the registrant’s Form N-CSR dated June 15, 2010, for its fiscal year ended April 30, 2010, filed electronically with the Securities and Exchange Commission.

Item 3.	Audit Committee Financial Expert

The registrant has established an audit committee consisting of three members appointed by the board of directors from the board.  The registrant’s board of directors has determined that the committee chairman, Paul Kramer, is an “audit committee financial expert” and is “independent”, as both terms are defined by applicable SEC rules.

Item 4.	Principal Accountant Fees and Services

Incorporated by reference to the registrant’s proxy statement dated June 30, 2015, filed electronically with the SEC.  See section therein entitled “Relationship with and Ratification of Independent Certified Public Accountants”.

Item 5.	Audit Committee of Listed Registrants.

Not applicable, because the registrant is not a listed issuer.

Item 6.	Investments.

(a)	A schedule of registrant’s investments in securities of unaffiliated issuers as of April 30, 2015 is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable, because the registrant invests exclusively in non-voting securities.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER

The Managing Director for Tridan Corporation (“Fund”) is as follows:

Richard D. Taormina Richard Taormina, Vice President, is the lead portfolio manager of the Tax Aware Strategies Group.  An employee of J.P. Morgan Investment Management Inc. since 1997, he is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis.

 PORTFOLIO MANAGER’S OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by the portfolio manager of the Fund:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Richard Taormina	6	$6,745 million	0	$0	0	$0

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Richard Taormina	0	0	0	0	0	0

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.  Responsibility for managing the Advisor’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy.  Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Advisor and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. The Advisor, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is the Advisor’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of the Advisor’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

The Advisor, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of the Advisor and/or JPMorgan Chase. The Advisor and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, the Advisor is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of the Advisor, or JPMorgan Chase or its clients.

The Advisor and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Advisor and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Advisor or its affiliates could be viewed as having a conflict of interest to the extent that the Advisor or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Advisor’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Advisor and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Advisor or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Advisor and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Advisor’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Advisor or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Advisor or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Advisor or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Advisor or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of the Advisor and its affiliates is to meet their fiduciary obligation with respect to all clients. The Advisor and its affiliates have policies and procedures that seek to manage conflicts. The Advisor and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Advisor’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Advisor and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Advisor’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Advisor and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Advisor and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Advisor or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. The Adviser manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of the Advisor’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with the Advisor’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices the Advisor has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.

Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. The Advisor’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage.  The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or can be placed in restricted stock.   When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

OWNERSHIP OF SECURITIES

Dollar Range of Shares in the Fund
Name	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	over $100,000
Richard Taormina	X X

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, because the registrant has no equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures

(a)
The registrant’s principal executive and principal financial officers have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)) as of the end of the period covered by this report.  Based on that evaluation, said officers have concluded that the registrant’s disclosure controls and procedures are effective to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods.

(b)
There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	The following exhibits are filed herewith:

(1)
The registrant’s code of ethics described in Item 2 hereof is incorporated by reference to Exhibit 1 to the registrant’s Form N-CSR dated June 15, 2010, for its fiscal year ended April 30, 2010, filed electronically with the Securities and Exchange Commission.

(2)	The separate certifications for the registrant’s principal executive and principal financial officers.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tridan Corp

By (Signature and Title)	/S/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:	June 18, 2015

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:	June 18, 2015

By (Signature and Title)	/S/ Warren F. Pelton
Warren F. Pelton, Treasurer and Chief Financial Officer

Date:	June 18, 2015